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This is filed pursuant to Rule 497(e).
Alliance Institutional Funds           333-37177 and 811-08403
Alliance Quasar Institutional Fund
AllianceBernstein Real Estate Investment Institutional Fund
Alliance International Premier Growth Institutional Fund
Alliance Premier Growth Institutional Fund



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ALLIANCE CAPITAL [LOGO] (R)


                  ALLIANCE INSTITUTIONAL FUNDS
                    Alliance Quasar Institutional Fund
                    AllianceBernstein Real Estate Investment
                      Institutional Fund
                    Alliance International Premier Growth
                      Institutional Fund
                    Alliance Special Equity Institutional Fund
                    Alliance Premier Growth Institutional Fund
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Supplement dated July 1, 2001 to the Prospectuses of Alliance
Institutional Funds that offer the Alliance Premier Growth Institutional Fund, Alliance Quasar Institutional Fund, AllianceBernstein Real Estate Investment Institutional Fund, and the Alliance Special Equity Institutional Fund dated March 1, 2001 and the Prospectus that offers the Alliance International Premier Growth Institutional Fund dated May 1, 2001.

This Supplement supersedes certain information contained in the Prospectus.

Householding

         Many shareholders of the Alliance Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, effective September 1, 2001 all Alliance Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call Alliance Global Investor Services at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

Privacy

         Alliance Capital Management L.P., the Alliance Family of Funds and Alliance Fund Distributors, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following



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sources:  (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others
(including information such as a customer's account balances and account activity).

         It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

Tax Withholding Certification

         The Internal Revenue Service has revised the required tax withholding certification that shareholders must make to the Fund in order to avoid foreign withholding on Fund distributions. The new language is found below. You are required to notify us immediately if you cannot make any of the certifications below.

         I certify under penalty of perjury that: (1) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interests or dividends, or
(c) the IRS has notified me that I am no longer subject to backup withholding, and (2) I am a U.S. person (including a U.S. residential alien).

Portfolio Manager for Alliance International Premier Growth
Institutional Fund

         Guru M. Baliga joins Tom Kamp as Portfolio Manager of Alliance International Premier Growth Institutional Fund. Mr. Baliga joined Alliance Capital in 1998 from American Express Financial Corporation where he was a senior portfolio manager and head of the research based large cap growth team. During his tenure at American Express, Mr. Baliga was a portfolio manager


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and analyst with responsibilities for both the U.S. and non-U.S.
stock funds. Prior to joining American Express Financial Corporation in 1991, he had six years of experience as a sell-side research analyst, following automotive and capital goods related companies. Mr. Baliga has B.S. and M.S. degrees in chemical engineering, an M.B.A. from the University of Toledo, and a doctorate in business administration from Kent State University. Mr. Baliga has 13 years of investment experience.

You should retain this Supplement with your Prospectus for future reference.


(R) This is a registered mark used under license from the owner, Alliance Capital Management L. P.






































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